Provision for Risks	6 Months Ended
Jun. 30, 2025
Provision for Risks [Abstract]
Provision for risks

Note 15. Provision for risks

Provisions for risks are recognized when: (i) the Group has a present or constructive obligation as a result of past events; (ii) it is probable that an outflow of resources will be required to settle the obligation; and (iii) the value can be reliably estimated. The provisions for risks are estimated, considering management’s judgements, based in part on the advice and counsel of the Company’s legal advisors, as to the probability of loss and expected future amounts to settle the obligations.

The provision liability for the periods ended June 30, 2025, and December 31, 2024, were recorded for labor and tax contingencies in connection with recognition of Company acquisitions. After the acquisitions, due to the increase in employee headcount, the Group established a provision for the related employee labor risk of the acquired workforce related to an infraction notice for the period 2017 to 2022, whose tax authority understands that the Brazilian Municipal Service Tax (“ISS”) due would be 5%, while the Group collected and remitted at 2%.

The provision activity on June 30, 2025, and December 31, 2024, is as follows:

At January 1, 2024	30,820
Reversal of provision	(6,872)
Provision recorded during the period	2,684
At December 31, 2024	26,632
Reversal of provision	(5,492)
Provision recorded during the period	493
At June 30, 2025	21,633

There were no changes in contingent liabilities recorded as of June 30, 2025.